SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                     _________


                                     Form 8-K


                                   CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934



         Date of Report:                   December 14, 1994
         Date of Earliest Event Reported:  December 9, 1994




                             AVERY DENNISON CORPORATION
               (Exact name of registrant as specified in its charter)




            Delaware                1-7685                   95-1492269
         (State or Other    (Commission File Number)        (IRS Employer
         Jurisdiction of                                Identification No.)
         Incorporation)




            150 North Orange Grove Boulevard, Pasadena, California 91103
                      (Address of principal executive offices)



                                  (818) 304-2000
                          (Registrant's telephone number)





         Item 5.   Other Events.

                   On December 9, 1994 Avery Dennison Corporation (formerly known as Avery International Corporation) (the "Company") and First Interstate Bank of California (as suc-cessor to Security Pacific National Bank, by amendment), as Rights Agent amended the Rights Agreement dated as of June 30, 1988 (the "Rights Agreement"), between the Company and the Rights Agent pursuant to and on the terms set forth in Exhibit 1 attached hereto.

         Item 7.   Exhibits.

                   1. Amendment to Rights Agreement, dated as of December 9, 1994.









































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                   Pursuant to the requirements of the Securities Ex-
         change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AVERY DENNISON CORPORATION



         Date:  December 14, 1994      By:/s/ Robert C. vanSchoonenberg
                                          Robert C. van Schoonenberg
                                                Vice President
                                         General Counsel and Secretary











































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                                    EXHIBIT INDEX


         Exhibit
         No.

         1.   Amendment to Rights Agreement,
              dated as of December 9, 1994
















































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